Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

(formerly FVIT Goldman Sachs Dynamic Trends Allocation Portfolio)

Class II shares

1-877-881-7735

www.globalatlantic.com

Summary Prospectus April 29, 2016

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s prospectus and Statement of Additional Information, both dated April 29, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Portfolio online at www.geminifund.com/GlobalAtlanticDocuments. You can also obtain these documents at no cost by calling 1-877-881-7735 or by sending an email request to orderGlobalAtlantic@thegeminicompanies.com.

Investment Objectives: The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity contract. If they were included, your costs would be higher. Please refer to your variable annuity prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Portfolio Operating Expenses	1.26%
Fee Waiver and/or Reimbursement(2)	(0.06)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.20%
(1)	Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.
(2)	The Portfolio’s adviser has contractually agreed to waive its fees and to reimburse expenses, at least until April 30, 2017, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 1.16% of average daily net assets attributable to the Portfolio’s shares. The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. This agreement may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the adviser.

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Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable annuity contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$394	$686	$1,517

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. During the period April 30, 2015 to December 31, 2015, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is managed by a sub-adviser, Goldman Sachs Asset Management, L.P. (“GSAM”). In seeking to achieve the Portfolio’s investment objectives, GSAM dynamically allocates the Portfolio’s assets to generate returns, while engaging in hedging activity to manage the Portfolio’s volatility. Dynamic allocation refers to changes in the Portfolio’s asset allocation targets pursuant to GSAM’s views regarding changing market conditions and other considerations. The dynamic allocation is based on trend following or momentum investing. Momentum investing looks to recent price trends in assets, allocating more to assets that show positive trends in the recent past while allocating away from assets that show poor trends.

GSAM manages the Portfolio pursuant to a momentum investing strategy that seeks to provide exposure to the broad U.S. and other developed equity markets and U.S. fixed income markets. Under normal circumstances, excluding the portion of the Portfolio’s assets devoted to hedging, GSAM expects to allocate at least 50% and up to 70% of the Portfolio’s investment exposure to developed equity markets, and at least 30% and up to 50% of the Portfolio’s investment exposure to U.S. fixed income markets, although GSAM may modify the target allocations from time to time. The Portfolio considers the following countries to have developed equity markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, countries represented in the indexes EuroStoxx 50, FTSE 100, S&P 500, Russell 2000, Nikkei 225, S&P 400 are all considered to have developed equity markets.

To provide exposure to developed equity markets, the Portfolio’s investments may include, among other instruments, futures (including index futures), swaps, structured notes, other derivatives and other mutual funds and exchange-traded funds (“Underlying Funds”) offered through different prospectuses. The Portfolio may also invest directly in equity securities. There is no limitation on the market capitalization range of the issuers in which the Portfolio may have exposure. The Portfolio may have exposure to instruments denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Portfolio may also engage in foreign currency transactions (including forward contracts) for hedging purposes. In seeking exposure to the U.S. fixed income market, the Portfolio’s investments will principally include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). As a result of the Portfolio’s use of derivatives, the Portfolio may also hold significant amounts of U.S. Treasury, short-term, or other fixed income investments, including money market funds and repurchase agreements or cash. The Portfolio may invest in equity or fixed income securities that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. The percentage of the Portfolio exposed to any asset class or geographic region will vary, and the Portfolio may not be invested in each asset class at all times. Moreover, the Portfolio may at times be more heavily invested in certain asset classes, such as U.S. equity or U.S. fixed income.

GSAM seeks to reduce return volatility by employing a hedge overlay within the Portfolio. The overlay consists of using hedge instruments to reduce the downside risk of the Portfolio’s equity and fixed income investments. GSAM may use various instruments to accomplish this goal, including: put and call options, equity futures contracts, Treasury futures contracts, currency futures contracts, buying and selling and other hedge instruments. GSAM may also buy or sell hedge instruments based on one or more market indices. GSAM selects individual hedge instruments that it believes will have prices that are highly correlated to the Portfolio’s positions. GSAM adjusts hedge instruments to manage overall net Portfolio risk exposure in an attempt to stabilize the volatility of the Portfolio and reduce the potential for portfolio losses during periods of significant and sustained market decline. GSAM may, during periods of rising security prices, implement strategies to preserve gains on the Portfolio’s positions. GSAM may, during periods of falling security prices, implement additional strategies to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the Portfolio’s net economic exposure to equity and fixed income securities.

Depending on market conditions, scenarios may occur where the Portfolio has no positions in any hedge instruments.

The Portfolio is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Asset Allocation Risk: The Portfolio’s percentage allocations among its investments could cause the Portfolio to underperform relative to relevant benchmarks and other mutual funds with similar investment objectives.
▪	Conflicts of Interest Risk: The Portfolio’s strategy is designed to reduce the Portfolio’s return volatility and may also reduce the risks assumed by the insurance company that sponsors your variable annuity contract. This facilitates the insurance company’s ability to provide certain guaranteed benefits but may reduce a contract holder’s ability to fully participate in rising markets. Although the interests of contract holders and the insurance company are generally aligned, the insurance company (and the Adviser due to its affiliation with the insurance company) may face potential conflicts of interest. Specifically, the Portfolio’s strategy may have the effect of mitigating the financial risks to the insurance company when providing certain guaranteed benefits.
▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. The use of derivatives may also result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. Many types of derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, the fluctuations in the values of derivatives may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.
▪	Equity Risk: Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
▪	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio. As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Portfolio. Because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to liquidate its holdings at the most optimal time, adversely affecting performance.

Because the Portfolio’s investments include shares of the ETFs, or investments in financial instruments that provide exposure to the ETFs, the Portfolio’s risks include the risks of each ETF. For this reason, the risks associated with investing in the Portfolio include the risks of investing in each ETF. The ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track.

▪	Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in periods of volatility and rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligations early, reducing the amount of interest payments), extension risk (repayments may occur more slowly if interest rates rise) and income risk (distributions to shareholders may decline where interest rates fall or defaults occur). These risks could affect the value of a particular investment by the Portfolio possibly causing the Portfolio's share price and total return to be reduced and fluctuate more than other types of investments.
▪	Focus Risk: To the extent that the Portfolio focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
▪	Foreign Currency Risk: Exposure to foreign securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, restrictions on capital movements, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
▪	Geographic Risk: Concentration of the investments of the Portfolio in issuers located in a particular country or region will subject the Portfolio to a greater extent to the risks associated with the country or region than if the investments were less concentrated.
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▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance or the historical and prospective earnings of the issuer.
▪	Limited History of Operations Risk: The Portfolio has a limited history of operations for investors to evaluate.
▪	Liquidity Risk: Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period, which may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions.
▪	Management Risk: The Portfolio’s strategies may not produce the desired results, and may result in losses to the Portfolio.
▪	Market Risk: Overall securities market risks may affect the value of individual securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.
▪	Mid Cap Risk: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.
▪	Momentum-Based Investment Style Risk: The momentum-based investment style employed by the Portfolio may fall out of favor from time to time, which may cause the Portfolio to outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
▪	Non-Diversification Risk: The Portfolio has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
▪	Over-the-Counter Transactions Risk: The Portfolio engages in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges.
▪	Portfolio Structure Risk: The Portfolio invests in Underlying Funds and incurs expenses related to each Underlying Fund. In addition, investors in the Portfolio will incur fees to pay for certain expenses related to the operations of the Portfolio.
▪	Short Positions Risk: Losses from short positions in derivatives contracts occur when the reference instrument increases in value. Losses from a short position in a derivatives contract could potentially be very large if the value of the underlying reference instrument rises dramatically in a short period of time.
▪	Small Capitalization Securities Risk: Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization securities issuers may have more limited product lines, markets and financial resources and may depend on a relatively small management group.
~~▪~~	U.S. Government Securities Risk: The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
▪	Underlying Fund Risk: Because the Portfolio’s investments include shares of the Underlying Funds, the Portfolio’s risks include the risks of each Underlying Fund.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Global Atlantic Investment Advisors, LLC. The Portfolio’s sub-adviser is Goldman Sachs Asset Management, L.P. (“GSAM”).

Portfolio Manager	Title	Involved with Portfolio Since
Gary Chropuvka, CFA	Managing Director of GSAM	April 30, 2015
Amna Qaiser, CFA	Vice President of GSAM	April 30, 2015

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of Forethought Life Insurance Company. You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable annuity contract.

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Tax Information: It is the Portfolio’s intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable annuity contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay Forethought Life Insurance Company (“FLIC”) for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing FLIC and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.